Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

               THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of June 28, 2007, by and among AMERICAN HOME MORTGAGE INVESTMENT CORP., a Maryland corporation (the "Company"), AHM CAPITAL TRUST I, a statutory trust organized under the laws of the State of Delaware (the "Trust" and together with the Company, the "Issuers"), and the purchasers identified on
Schedule I hereto, as purchasers (each a purchaser and, collectively the "Purchasers").

               This Agreement is made pursuant to the Purchase Agreement, dated June 28, 2007 (the "Purchase Agreement"), among the Issuers and the Purchasers with respect to the issue and sale by the Trust and the purchase by the Purchasers of 125,000 9.75% Convertible Trust Preferred Securities (liquidation amount $1,000 per security) representing undivided beneficial interests in the assets of the Trust (the "Trust Preferred Securities"). The entire proceeds from the sale of the Trust Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (liquidation amount $1,000 per security) (the "Trust Common Securities") and will be used by the Trust to purchase $128,866,000 aggregate principal amount of the Company's 9.75% Junior Subordinated Convertible Debentures due June 30, 2037 (the "Junior Subordinated Debentures"). The Trust Preferred Securities are guaranteed by the Company to the extent set forth in the Guarantee Agreement between the Company and Wilmington Trust Company, as trustee thereunder, dated the date hereof (the "Guarantee"), and are convertible into the common stock, par value $0.01 per share (the "Common Stock"), of the Company. In order to induce the Purchasers to enter into the Purchase Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

               The Issuers agree with the Purchasers, (i) for the benefit of the Purchasers and (ii) for the benefit of the beneficial owners (including the Purchasers) from time to time of the Trust Preferred Securities and the Junior Subordinated Debentures, and the beneficial owners from time to time of the Underlying Securities (as defined herein) issued upon conversion of the Trust Preferred Securities or the Junior Subordinated Debentures, if any, (each of the foregoing a "Holder" and together the "Holders"), as follows:

        SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

               "Affiliate:" With respect to any specified person, an "affiliate," as defined in Rule 144, of such person.

               "Business Day:" Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to remain closed.

               "Common Stock:" The Common Stock, $0.01 par value, of the Company and any other shares of common stock as may constitute "Common Stock" for purposes of the Indenture, including the Underlying Securities.

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               "Company:"  See the first paragraph hereof.

               "Damages Accrual Period:"  See Section 2(e) hereof.

               "Damages Payment Date:" Each January 1, April 1, July 1 and October 1.

               "Declaration:" The Amended and Restated Declaration of Trust, dated as of the date hereof, among the Company, as depositor, the trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the Trust, pursuant to which the Trust Preferred Securities and Trust Common Securities are being issued.

               "Deferral Notice:"  See Section 3(h) hereof.

               "Deferral Period:"  See Section 3(h) hereof.

               "Effectiveness Deadline Date:"  See Section 2(a) hereof.

               "Effectiveness Period:" The period beginning on the Issue Date and ending on the earlier of (i) the sale pursuant to the Initial Shelf Registration Statement of all Registrable Securities thereunder and (ii) five years following the latest issuance of the Trust Preferred Securities or the Junior Subordinated Debentures, provided, however, that such five year period shall be reduced to two years if the Company receives written guidance from the SEC or an opinion of counsel addressed to the Holders that the Registrable Securities are eligible for sale pursuant to Rule 144(k).

               "Event:"  See Section 2(e) hereof.

               "Event Date:"  See Section 2(e) hereof.

               "Event Termination Date:"  See Section 2(e) hereof.

               "Exchange Act:" The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

               "Filing Deadline Date:"  See Section 2(a) hereof.

               "Guarantee:"  See the second paragraph hereof.

               "Holder:"  See the third paragraph hereof.

               "Indenture:" The Indenture, dated as of the date hereof, between the Company and Wilmington Trust Company, as debenture trustee, pursuant to which the Junior Subordinated Debentures are being issued.

               "Initial Shelf Registration Statement:"  See Section 2(a) hereof.

               "Issue Date:"  means June 28, 2007.

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               "Issuer Free Writing Prospectus:"  See Section 2(d) hereof.

               "Junior Subordinated Debentures" or "Junior Subordinated Debenture:" See the second paragraph hereof.

               "Liquidated Damages Amount:"  See Section 2(e) hereof.

               "Material Event:"  See Section 3(h) hereof.

               "Notice and Questionnaire:" A written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A to this Agreement.

               "Notice Holder:" On any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

               "Prospectus:" The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 415 promulgated under the Securities Act), as amended or supplemented by any amendment or Prospectus supplement, including post-effective amendments, and all materials incorporated by reference in such Prospectus.

               "Purchase Agreement:"  See the second paragraph hereof.

               "Purchasers:"  See the first paragraph hereof.

               "Record Date:" With respect to any Damages Payment Date relating to any Trust Preferred Security or Junior Subordinated Debenture as to which any Liquidated Damages Amount has accrued, (i) the 15th day of the month immediately preceding such Damages Payment Date if the Damages Accrual Period has not ended, or (ii) the date of the end of the Damages Accrual Period.

               "Record Holder:" With respect to any Damages Payment Date relating to any Trust Preferred Security or Junior Subordinated Debenture as to which any Liquidated Damages Amount has accrued, the registered holder of such Trust Preferred Security or Junior Subordinated Debenture, as applicable, on the Record Date.

               "Registrable Securities:" The Common Stock into which the Junior Subordinated Debentures or Trust Preferred Securities have been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split, merger or similar event until, in the case of any such security, the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (ii) its sale to the public pursuant to Rule 144 or (iii) the expiration of the Effectiveness Period.

               "Registration Statement:" Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective

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amendments, all exhibits, and all materials incorporated by reference in such registration statement.

                "Rule 144:" Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

               "Rule 144A:" Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

               "SEC:"  The Securities and Exchange Commission.

               "Securities:" Collectively means the Trust Preferred Securities, the Junior Subordinated Debentures and the Underlying Securities.

               "Securities Act:" The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

               "Shelf Registration Statement:"  See Section 2(a) hereof.

               "Subsequent Shelf Registration Statement:" See Section 2(b) hereof.

               "Trust Common Securities:"  See the second paragraph hereof.

               "Trust Preferred Securities" or " Trust Preferred Security:" See the second paragraph hereof.

               "Trustee:" Wilmington Trust Company (or any successor entity), in its role as Debenture Trustee under the Indenture and in its role as Property Trustee under the Declaration.

               "Underlying Securities:" The Common Stock into which the Trust Preferred Securities and Junior Subordinated Debentures are convertible or issued upon any such conversion.

        SECTION 2. Shelf Registration.

               (a) The Company shall prepare or cause to be prepared and shall use its best efforts to file or cause to be filed with the SEC no later than a date which is ninety (90) days after the Issue Date (the "Filing Deadline Date") a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration Statement") registering the resale from time to time by Holders thereof of all of the Registrable Securities (the "Initial Shelf Registration Statement"). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Initial Shelf Registration Statement; provided, that in no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company. The Company shall use its best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act by the date (the "Effectiveness Deadline Date") that is one hundred and eighty

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(180) days after the Issue Date, and to keep the Initial Shelf Registration
Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period, subject to the rights of the Company under Section 3(h) to create a Deferral Period. At the time the Initial Shelf Registration Statement is declared effective, each Holder that became a Notice Holder on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

               (b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected by the Company to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the Registrable Securities (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Registration Statement (or subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period.

               (c) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement if required by the Securities Act or, to the extent to which the Company does not reasonably object, as reasonably requested by the Purchasers or by the Trustee on behalf of the registered Holders.

               (d) Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this
Section 2(d) and Section 3(h). Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least eight (8) but not more than twenty (20) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Initial Shelf Registration Statement is declared effective, the Company shall, as promptly as reasonably practicable after the date a Notice and Questionnaire is delivered, and in any event within five (5) Business Days after such date, (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document required by the SEC so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its best efforts to cause such post-effective amendment to be declared effective

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under the Securities Act as promptly as is practicable; (ii) provide such Holder copies of any documents filed pursuant to Section 2(d)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i); provided, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(h). Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of Section 2(d) of this Agreement (whether or not such Holder was a Notice
Holder at the time the Registration Statement was initially declared effective) shall be named as a selling securityholder in the Registration Statement or related Prospectus subject to and in accordance with the requirements of this
Section 2(d).

               The Issuers represent and agree that, unless they obtain the prior consent of a majority of the Registrable Securities that are registered under the Shelf Registration Statement at such time or the approval of the counsel for the holders of Registrable Securities or the consent of the Purchasers in connection with any underwritten offering of Registrable Securities, and each Holder represents and agrees that, unless it obtains the prior consent of the Issuers and the Purchasers, it will not make any offer relating to the Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433 (an "Issuer Free Writing Prospectus"), or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the SEC. The Issuers represent that any Issuer Free Writing Prospectus, when taken together with the information in the Shelf Registration Statement and the Prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (e) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date, (ii) the Initial Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date, or (iii) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(h) hereof (each of the events of a type described in any of the foregoing clauses (i) through (iii) are individually referred to herein as an "Event," and the Filing Deadline Date in the case of clause (i), the Effectiveness Deadline Date in the case of clause
(ii), and the date on which the aggregate duration of Deferral Periods in any period exceeds the number of days permitted by Section 3(h) hereof in the case of clause (iii), being referred to herein as an "Event Date"). Events shall be deemed to continue until the "Event Termination Date," which shall be the following dates with respect to the respective types of Events: the date the Initial Shelf Registration Statement is filed in the case of an Event of the type described in clause (i), the date the Initial Shelf Registration Statement is declared effective under the Securities Act in the case of an Event of the type described in clause (ii) and termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in Section

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3(h) to be exceeded in the case of the commencement of an Event of the type described in clause (iii).

               Accordingly, commencing on (and including) any Event Date and ending on (but excluding) the next date on which there are no Events that have occurred and are continuing (a "Damages Accrual Period"), the Company agrees to pay, as liquidated damages and not as a penalty, an amount (the "Liquidated Damages Amount"), payable on the Damages Payment Dates to Record Holders of then outstanding Junior Subordinated Debentures that are Registrable Securities (and the Trust agrees to pay such amounts to the holders of the Trust Preferred Securities) accruing, for each portion of such Damages Accrual Period beginning on and including a Damages Payment Date (or, in respect of the first time that the Liquidation Damages Amount is to be paid to Record Holders on a Damages Payment Date as a result of the occurrence of any particular Event, beginning on and including the Event Date) and ending on but excluding the first to occur of
(A) the date of the end of the Damages Accrual Period or (B) the next Damages Payment Date, at a rate per annum equal to 2.00% of the aggregate principal amount of such Junior Subordinated Debentures, determined as of the Record Date.

               Notwithstanding the foregoing, no Liquidated Damages Amounts shall accrue as to any Underlying Securities at any time nor as to any Junior Subordinated Debenture (and the corresponding Trust Preferred Security) from and after the earlier of (x) the date such Underlying Security is no longer a Registrable Security and (y) expiration of the Effectiveness Period. The rate of accrual of the Liquidated Damages Amount shall not exceed the rate provided for in this Section 2(e) notwithstanding the occurrence of multiple concurrent Events. Following the cure of all Events requiring the payment by the Company of Liquidated Damages Amounts to the Holders of Registrable Securities pursuant to this Section, the accrual of Liquidated Damages Amounts will cease (without in any way limiting the effect of any subsequent Event requiring the payment of Liquidated Damages Amount by the Company).

               The Trustee shall be entitled, on behalf of Holders of the Trust Preferred Securities, the Junior Subordinated Debentures or the Underlying Securities, to seek any available remedy for the enforcement of this Agreement, including, with respect to Trust Preferred Securities and Junior Subordinated Debentures, for the payment of any Liquidated Damages Amount. Notwithstanding the foregoing, the parties agree that the sole remedy for a violation of the terms of this Agreement shall be such liquidated damages.

               All of the Issuers' obligations set forth in this Section 2(e) that are outstanding with respect to any Security shall survive until such time as all such obligations with respect to such Security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 8(j)).

               The parties hereto agree that the liquidated damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Record Holders of then outstanding Trust Preferred Securities and Junior Subordinated Debentures whose Underlying Securities are Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

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        SECTION 3. Registration Procedures. In connection with the registration obligations of the Issuers under Section 2 hereof, the Issuers shall:

               (a) Before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Purchasers copies of all such documents proposed to be filed and give reasonable consideration to such comments as the Purchasers reasonably shall propose within three (3) Business Days of the delivery of such copies to the Purchasers.

               (b) Subject to Section 3(h), prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(a); cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use their best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

               (c) As promptly as practicable give notice to the Notice Holders and the Purchasers (i) when any Prospectus, Prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement (other than any such Prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement which is filed solely to name additional selling security holders or to reflect any other matters that are not of a material nature) has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information,
(iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, and (iv) of the receipt by the Company or the Trust of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, which notice may, at the discretion of the Company (or as required pursuant to Section 3(h)), state that it constitutes a Deferral Notice, in which event the provisions of
Section 3(h) shall apply.

               (d) Use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment.

               (e) As promptly as reasonably practicable furnish to each Notice Holder and the Purchasers, upon their request and without charge, at least one
(1) conformed copy of the

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Registration Statement and any amendment thereto, including financial statements, if any, but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company or the Trust by such Notice Holder or the Purchasers, as the case may be).

               (f) During the Effectiveness Period, deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary Prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

               (g) Subject to Section 3(h), prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use their reasonable best efforts to register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use their best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things necessary to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; provided, that neither the Company nor the Trust will be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where they are not otherwise qualified but for this Agreement or (ii) take any action that would subject them to general service of process in suits or to taxation in any such jurisdiction where they are not then so subject.

               (h) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "Material Event") as a result of which (i) any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the Company's discretion, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file

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any other required document that would be incorporated by reference into such
Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use their best efforts to cause it to be declared effective as promptly as is reasonably practicable, and (ii) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company or the Trust that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Issuers will use their reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as practicable,
(y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or the Trust, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter and
(z) in the case of clause (C) above, as soon as, in the sole judgment of the Company, such suspension is no longer appropriate. The period during which the availability of the Registration Statement and any Prospectus is suspended (the "Deferral Period") shall, without the Company or the Trust incurring any obligation to pay liquidated damages pursuant to Section 2(e), not exceed thirty
(30) days in any three (3) month period or ninety (90) days in any twelve (12) month period.

               (i) Comply with all applicable rules and regulations of the SEC and make generally available to the Company's securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than forty-five (45) days after the end of any 12-month period (or ninety (90) days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

               (j) If reasonably requested in writing by a Holder or Holders of Registrable Securities and solely at the Company's discretion, the Company will consider an underwritten offering of Registrable Securities held by such Holder or Holders upon terms and conditions to be agreed upon at the time of such underwritten offering.

               (k) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to a Registration Statement and registered in such names as such Notice Holder may request in writing at least two Business Days prior to any sale of such Registrable Securities.

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               (l) Make reasonable effort to provide such information as is required for any filings required to be made with the National Association of Securities Dealers, Inc.

               (m) Upon (i) the filing of the Initial Shelf Registration Statement and (ii) the effectiveness of the Initial Shelf Registration Statement, announce the same, in each case by release to Reuters Economic Services and Bloomberg Business News.

        SECTION 4. Holder's Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to
Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Registration Statement under applicable law or pursuant to SEC comments. Each Holder further agrees, following termination of the Effective Period, to notify the Company within ten
(10) Business Days of request, of the amount of Registrable Securities sold pursuant to the Registration Statement and, in the absence of a response, the Company may assume that all of the Holder's Registrable Securities were so sold.

        SECTION 5. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Issuers of their obligations under Sections 2 and 3 of this Agreement whether or not any of the Registration Statements are declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, reasonable fees and disbursements of the counsel specified in the next sentence in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Notice Holders of a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Issuers in connection with the Shelf Registration Statement, and
(v) reasonable fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock. In addition, the Company shall bear or reimburse the Notice Holders for the reasonable fees and disbursements of one firm of legal counsel for the Holders incurred in reviewing and commenting upon the Shelf Registration Statement prior to its effectiveness, which shall, upon the written consent of the Purchasers (which shall not be unreasonably withheld), be a nationally recognized law firm experienced in securities law matters designated by the Company. In addition, the Company shall pay the internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which the same securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company or the Trust.

        SECTION 6. Indemnification; Contribution.

               (a) The Issuers agree, jointly and severally, to indemnify and hold harmless each of the Purchasers and each Holder of Registrable Securities and each person, if any, who controls any Purchaser or any Holder of Registrable Securities within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, as follows:

                      (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, resulting from any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or resulting from any untrue statement or alleged untrue statement of a material fact included in any preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                      (ii) against any and all loss, liability, claim, damage
               and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 6(c) below) any such settlement is effected with the prior written consent of the Company; and

                      (iii) subject to Section 6(c) below, against any and all
               expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or the Trust by any Purchaser on their own behalf or any Holder of Registrable Securities and each person, if any, who controls any Purchaser or any such Holder of Registrable Securities expressly for use in the Registration Statement (or any amendment thereto), or any preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto); provided, further, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense arising from an offer or sale of Registrable Securities occurring during a Deferral Period, if a Notice Holder was given a Deferral Notice.

               (b) In connection with any Shelf Registration in which a Holder, including, without limitation, any Purchaser, of Registrable Securities is participating, in furnishing information relating to such Holder of Registrable Securities to the Company or the Trust in writing expressly for use in such Registration Statement, any preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendments or supplements thereto, the Holders of such Registrable Securities agree, severally and not jointly, to indemnify and hold harmless the Purchasers and each person, if any, who controls any Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the Company and the Trust, and each person, if any, who controls either the Company or the Trust within the meaning of either such Section, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Trust by or on behalf of such Holder of Registrable Securities (which also acknowledges the indemnity provisions herein) or any person, if any, who controls any such Holder of Registrable Securities expressly for use in the Registration Statement (or any amendment thereto) or such preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto).

               Each Purchaser severally agrees to indemnify and hold harmless the Issuers, the Holders of Registrable Securities, and each person, if any, who controls the Company or the Trust or any Holder of Registrable Securities within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuers by such Purchaser expressly for use in the Registration Statement (or any amendment thereto) or such preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus (or any amendment or supplement thereto).

               (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Purchasers, Holders of Registrable Securities, and all persons, if any, who control any Purchaser or Holders of Registrable Securities within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, collectively (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Issuers, their directors, and each person, if any, who controls the Company or the Trust within the meaning of either such Section, and that all such fees and expenses shall be reimbursed upon delivery to the Indemnifying Person of reasonable documentation therefore setting forth such expenses in reasonable detail. In the case of any such separate firm for the Purchasers, Holders of Registrable Securities, and control persons of any Purchaser and Holders of Registrable Securities, such firm shall be designated in writing by the Purchasers. In the case of any such separate firm for the Issuers, and such directors, officers and control persons of the Company or the Trust, such firm shall be designated in writing by the Issuers. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this Section 6(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

               (d) If the indemnification provided for in this Section 6 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

               The relative fault of the Issuers on the one hand and the Holders of the Registrable Securities or the Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Holders of the Registrable Securities or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(e). The aggregate amount of losses, liabilities, claims, damages, and expenses incurred by an indemnified party and referred to above in this Section 6(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

               No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               For purposes of this Section 6(e), each person, if any, who controls an Purchaser or any Holder of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Purchaser or such Holder, and each person, if any, who controls the Company or the Trust within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company and the Trust.

        SECTION 7. Information Requirements. The Company covenants that, if at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the Exchange Act, the Company will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemption; provided, however, that any legal opinion required by any trustee or transfer agent shall be the responsibility of such Holder. Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report required to be filed and filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

        SECTION 8. Miscellaneous; No Conflicting Agreements. Neither the Company nor the Trust is, as of the date hereof, a party to, nor shall the Company or the Trust, on or after the date of this Agreement, enter into any agreement with respect to their securities that conflicts with the rights granted to the Holders of Registrable Securities in this Agreement. The Issuers represent and warrant that the rights granted to the Holders of Registrable Securities hereunder do not conflict in any material respect with the rights granted to the holders of the securities of the Company or the Trust under any other agreements.

               (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of Holders of a majority of the then outstanding Underlying Securities constituting Registrable Securities (with Holders of Trust Preferred Securities and Junior Subordinated Debentures deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Securities into which such Trust Preferred Securities and Junior Subordinated Debentures are or would be convertible or exchangeable as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this
Section 8(a), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

               (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by telecopier, (iii) one (1)

Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

               (w) if to a Holder of Registrable Securities that is not a Notice Holder, at the address for such Holder then appearing in the Security Register (as defined in the Indenture);

               (x) if to a Notice Holder, at the most current address given by such Holder to the Company or the Trust in a Notice and Questionnaire or any amendment thereto;

               (y) if to the Company, to:

                      American Home Mortgage Investment Corp.
                      538 Broadhollow Road
                      Melville, New York  11747
                      Attention: Chief Executive Officer
                      Telecopy No.: (516) 949-3929

                      with a copy to:

                      Cadwalader, Wickersham & Taft LLP
                      One World Financial Center, New York, New York 10281
                      Attention: Louis J. Bevilacqua, Esq.
                      Telecopy No.: (212) 504-6666

                      and

               (z) if to the Purchasers, to:

                      Marathon Asset Management, LLC
                      461 Fifth Avenue, 11th Floor
                      New York, New York 10017
                      Attention: Andrew H. Rabinowitz, Esq., CPA
                      Telecopy No.: (212) 381-0012

or to such other address as such person may have furnished to the other persons identified in this Section 8(c) in writing in accordance herewith.

               (c) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Purchasers or subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

               (d) Successors and Assigns. Any person who purchases any Registrable Securities from any Purchaser shall be deemed, for purposes of this Agreement, to be an assignee of such Purchaser. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

               (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

               (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               (h) Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms.

               (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Issuers with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Issuers with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties solely with respect to such registration rights.

               (j) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Sections 4, 5 or 6 hereof and the obligations to make payments of and provide for Liquidated Damages under
Section 2(e) hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with its terms.

                            [SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                  AMERICAN HOME MORTGAGE
                                     INVESTMENT CORP.

                                  By: /s/ Alan B. Horn
                                     -------------------------------------------
                                     Name: Alan B. Horn
                                     Title: Executive Vice President, General
                                     Counsel & Secretary

                                  AHM Capital Trust I

                                  By: Michael Strauss,
                                      not in his individual capacity but solely
                                      as Administrative Trustee

                                  By: /s/ Michael Strauss
                                     -------------------------------------------
                                     Name: Michael Strauss
                                     Title: Chief Executive Officer & President

Accepted as of the date
first above written:

MARATHON SPECIAL OPPORTUNITY MASTER FUND LTD.

By: MARATHON ASSET MANAGEMENT, LLC

By: /s/ Louis Hanover
   ------------------------------------------
   Name: Louis Hanover
   Title: Authorized Signatory

Accepted as of the date
first above written:

MARATHON GLOBAL CONVERTIBLE MASTER FUND LTD.

By: MARATHON ASSET MANAGEMENT, LLC

By: /s/Louis Hanover
   ------------------------------------------
   Name: Louis Hanover
   Title: Authorized Signatory

                                                                      Schedule I

                             Schedule of Purchasers

Marathon Special Opportunity Master Fund, Ltd.
Marathon Global Convertible Master Fund, Ltd.

                                                                         ANNEX A

             FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

        The undersigned beneficial owner of 9.75% Convertible Trust Preferred Securities (including the guarantee) (the "Trust Preferred Securities") of AHM Capital Trust I (the "Trust") and/or junior subordinated convertible debentures (the "Debentures") of American Home Mortgage Investment Corp. (the "Company") and/or common stock, $0.01 par value per share (the "Common Stock" or "Registrable Securities") of the Company issued upon the conversion of Trust Preferred Securities or Debentures, understands that the Company and the Trust have filed or intend to file with the Securities and Exchange Commission a registration statement on Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of June 28, 2007 (the "Registration Rights Agreement"), among the Company, the Trust and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

        Each beneficial owner of Registrable Securities and each beneficial owner of Trust Preferred Securities and Debentures that are convertible into Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company and the Trust as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Registration Statement. Each beneficial owner is responsible for its own compliance with any applicable state securities laws or foreign securities laws related to its offer or sale of Registrable Securities. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Registration Statement, the Company and the Trust will, as promptly as practicable, file such amendments to the Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities. The Company has agreed to pay liquidated damages pursuant to the Registration Rights Agreement under certain circumstances as set forth therein.

        Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

        The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement. The undersigned acknowledges that if it is a broker-dealer or an affiliate of a broker-dealer that it will be identified in the Registration Statement as an underwriter of the Registrable Securities.

        Upon any sale of Registrable Securities pursuant to the Registration Statement, the undersigned will be required to deliver to the Company and the administrative trustees a Notice of Transfer (completed and signed) in the form provided by the administrative trustees and hereby undertakes to do so.

        The undersigned hereby provides the following information to the Company and the Trust and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

1.       (a) Full legal name of Selling Securityholder:


         -----------------------------------------------------------------------

         (b) Full legal name of registered holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:


         -----------------------------------------------------------------------

         (c) Full legal name of DTC participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in
              (3) below are held:


         -----------------------------------------------------------------------

(2)      Address for notices to Selling Securityholder:

         Telephone (including area _____________________________________________
         code):

         Fax (including area code): ____________________________________________


         Contact Person:     ___________________________________________________

(3)      Beneficial ownership of Registrable Securities:

         (a) Type and Principal Amount or Number of Shares of Registrable Securities beneficially owned:

         _______________________________________________________________________

         _______________________________________________________________________

         (b)  CUSIP No(s). of such Registrable Securities beneficially owned:

         _______________________________________________________________________

         _______________________________________________________________________

(4)      Beneficial ownership of the Company securities owned by Selling
         Securityholder:

         Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

         (a) Type and Amount of other Company securities beneficially owned by Selling

              Securityholder:

         _______________________________________________________________________

         _______________________________________________________________________

         (b)  CUSIP No(s). of such other Company securities beneficially owned:

         _______________________________________________________________________

         _______________________________________________________________________

(5)      Relationships with the Company and/or the Trust:

         Except as set forth below; neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company and/or the Trust (or their respective predecessors or affiliates) during the past three years.

         State any exceptions __________________________________________________
         here:

(6)      Plan of Distribution:

         Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, in accordance with the Registration Rights Agreement. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions): (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale,
         (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

         State any exceptions __________________________________________________
         here:

         Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company and the Trust.

(7)      Broker-dealers and their affiliates:

         If the Selling Securityholder is a broker-dealer or an affiliate of a broker-dealer and did not purchase its Registrable Securities in the ordinary course of business or, at the time of the purchase, had any agreements or understandings, directly or indirectly, to distribute the Registrable Securities, we may have to identify the Selling Securityholder as an underwriter in the Registration Statement or related prospectus. Persons identified as underwriters in the Registration Statement or related prospectus may be subject to additional potential liabilities under the Securities Act.

         (a) Are you a broker-dealer registered pursuant to Section 1.5 of the Exchange Act?

              Yes __________
              No  __________

         (b) If your response to (a) above is "No," are you an "affiliate" of a broker-dealer that is registered pursuant to Section 15 of the Exchange Act?

              Yes __________
              No  __________

         For the purposes of this Item 7(b), an "affiliate" of a registered broker-dealer includes any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer.

         (c) Did you acquire the securities listed in Item 3 above in the ordinary course of business?

              Yes __________
              No  __________

         (d) At the time of your purchase of the securities listed in Item 3 above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

              Yes __________
              No  __________

         (e) If your response to (d) above is yes, please describe such agreements or understandings:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         (f) Did you receive the securities listed in Item 3 above as compensation for investment banking services or as investment shares?

              Yes __________
              No  __________

         (g) If your response to (f) above is yes, please describe the circumstances:

         _______________________________________________________________________

         _______________________________________________________________________

        The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

        The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

        Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

        In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company and the Trust, the undersigned agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

        In accordance with the undersigned's obligations under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned agrees to promptly notify the Company and the Trust of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery to the address set forth below.

        By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company and the Trust in connection with the preparation or amendment of the Registration Statement and the related prospectus.

        Once this Notice and Questionnaire is executed by the undersigned and received by the Company and the Trust, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company, the Trust and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

        IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:  ______________________________  ________________________________________
                                                   Beneficial Owner

                                    By: ________________________________________

                                  Name: ________________________________________

                                 Title: ________________________________________

                 PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE
               AND QUESTIONNAIRE TO THE COMPANY AND THE TRUST AT:

                     American Home Mortgage Investment Corp.
                              538 Broadhollow Road
                            Melville, New York 11747
                          Attn: Chief Financial Officer